Other financial assets	12 Months Ended
Dec. 31, 2022
Other financial assets
Other financial assets

11. Other financial assets

As at December 31	2022	2021
Investments	$5,372	$13,672
Prepaid gold interest	4,534	—
Total other financial assets	$9,906	$13,672

Investments comprise equity interests and warrants in publicly traded and private companies and have been recorded at fair value. The fair value of the public equity investments is classified as level 1 of the fair value hierarchy because the main valuation inputs used are quoted prices in active markets, the fair value of the warrants is classified as level 2 because one or more of the significant inputs are based on observable market data, and the fair value of the private equity investments is classified as level 3 of the fair value hierarchy because the relevant observable inputs are not available. Refer to Note 26 for additional details.

On September 26, 2022, the Company entered into an agreement with Steppe Gold to acquire a prepaid gold interest. The Company made a cash payment of $4,800 to acquire the prepaid gold interest in exchange for delivery of 3,000 ounces of gold that will be delivered by Steppe Gold within the next eight months. The Steppe Gold Prepaid Gold Interest is accounted for as a financial asset at fair value through profit or loss and fair value is calculated based on the London Bullion Market Association PM fix on the last trading day of the quarter.

For the year ended December 31, 2022, the Company recognized a loss of $4,066 (2021: $10,786) as a result of changes in fair value of investments and prepaid gold interest.